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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Reliant Resources, Inc. on Form S-1 of our report dated October 11, 2000, on the financial statements of N.V. UNA, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE ACCOUNTANTS

Amsterdam, The Netherlands
October 12, 2000